                                                                   EXHIBIT 10.28

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY AN AFFILIATE OF THE COMPANY. NO SALE OR DISPOSITION OF THESE SHARES MAY BE EFFECTED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION RELATED THERETO OR IN COMPLIANCE WITH RULE 144 OR ITS SUCCESSOR OR PURSUANT TO AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
--------------------------------------------------------------------------------

Warrant No. ((Warrant_no))                       Number of Shares: ((Shares_no))
                                                         (subject to adjustment)
Date of Issuance:  December 1, 2003

                           PERSISTENCE SOFTWARE, INC.

                              COMMON STOCK WARRANT
                              --------------------

         Persistence Software, Inc. (the "Company"), for value received equal to $0.001 per Warrant Share, hereby certifies that ((Name)) or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 6 below), up to ((Shares_spelled)) (((Shares_no))) shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a per share Exercise Price equal to $4.48 (subject to adjustment for stock splits, dividends and the like and otherwise in connection with the Registration Rights Agreement). The shares purchasable upon exercise of this Warrant and the exercise price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Exercise Price," respectively.

         This Warrant is issued pursuant to that certain Common Stock Purchase Agreement dated November 25, 2003 among the Company and certain individuals and entities listed on Exhibit A thereof (the "Purchase Agreement"). Any capitalized terms used herein, but not defined herein, shall carry those definitions ascribed to them in the Purchase Agreement.

         1. FULLY VESTED SHARES. The shares of Warrant Stock are fully vested and exercisable as of the date of this Warrant.

         2. EXERCISE.

                  (a) METHOD OF EXERCISE.

                           (i) This Warrant may be exercised by the Registered
Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate in writing prior to the date of such exercise, accompanied by payment in full of the Exercise Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Exercise Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

                           (ii) In lieu of exercising this Warrant in the manner
provided above in Section 2(a)(i), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder's duly authorized attorney, in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                                    X =     Y (A - B)
                                            ---------
                                                A

Where             X = The number of shares of Common Stock to be issued to the
                      Registered Holder.

                  Y = The number of shares of Common Stock being exercised under this Warrant.

                  A = The fair market value of one share of Common Stock (on the exercise date as calculated below)

                  B = The Exercise Price (as adjusted to the exercise date).

For purposes of this Section 2(a)(ii), the fair market value of one share of Common Stock on the exercise date shall mean:

                                    (A) if the Company's Common Stock is traded
on a securities exchange or The Nasdaq SmallCap Market, the fair market value shall be deemed to be the average of the closing sale prices over a five trading day period ending on the date of calculation; or

                                    (B) if the Company's Common Stock is
actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three days before the date of calculation; or

                                    (C) if neither (A) nor (B) is applicable,
the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company has at such time received a term sheet with regard to an Acquisition as described in Section 6 below, in which case the fair market value per share of Common Stock shall be deemed to be the value of the consideration per share to be issued to the holders of such stock pursuant to such Acquisition, as calculated pursuant to the definitive agreement relating to such Acquisition.

                  (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

                  (c) DELIVERY TO HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                           (i) a certificate or certificates for the number of
shares of Warrant Stock to which such Registered Holder shall be entitled, and

                           (ii) in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 2(a) above.

         3. ADJUSTMENTS.

                  (a) STOCK SPLITS AND DIVIDENDS. If the outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

                  (b) MERGER SALE, RECLASSIFICATION, ETC. In case of any (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time thereafter shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 3(a) or 3(b); and in each such case, the terms of this Section 3 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization.

                  (c) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

         4. TRANSFERS.

                  (a) UNREGISTERED SECURITY. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of
(i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

                  (b) TRANSFERABILITY. Subject to the provisions of Section 4(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, to (i) any entity controlling, controlled by or under common control of the Registered Holder, or (ii) to any other proposed transferee of at least 100,000 shares (as adjusted for stock splits, stock dividends, reclassifications and the like) by surrendering the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

                  (c) WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

         5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 14 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         6. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate on the earlier of: (i) November 25, 2008 or
(ii) the closing of any sale of all or substantially all of the assets of the Company, or any merger, consolidation or any other transaction or series of related transactions in which the Company's stockholders immediately prior thereto own less than a majority of the voting stock of the Company (or its successor or parent) immediately thereafter (an "Acquisition") (the "Expiration Date").

         7. NOTICES OF CERTAIN TRANSACTIONS. In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined.

         8. RESERVATION OF STOCK. The Company will at all times have authorized, reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed duly given upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth on the signature page of this Warrant or as subsequently modified by written notice to the Registered Holder.

         12. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         13. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

         14. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived upon written consent of the Company and the registered holders of at least 50% of the Common Stock issuable upon exercise of the outstanding warrants purchased pursuant to the Purchase Agreement. By acceptance hereof, the Registered Holder acknowledges that in the event the required consent is obtained, any term of this Warrant may be amended or waived with or without the consent of the Registered Holder; provided, however, that any amendment hereof that would materially adversely affect the Registered Holder in a manner different from the holders of the remaining warrants issued pursuant to the Purchase Agreement shall also require the consent of Registered Holder.

         15. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. GOVERNING LAW. This Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

         17. REGISTRATION RIGHTS. The Warrant Shares are subject to the re-sale registration rights described in the Registration Rights Agreement by and between the Company and the Registered Holder and dated concurrently herewith.

         18. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Registered Holder:

                   (a) INVESTMENT PURPOSE. The Registered Holder is acquiring the Warrant and the Common Stock issuable upon exercise of the Warrant for its own account, not as a nominee or agent and with no present intention of selling or otherwise distributing any part thereof.

                   (b) PRIVATE ISSUE. The Registered Holder understands, except as provided in the Registration Rights Agreement, (i) that neither the Warrant nor the Common Stock issuable upon exercise of this Warrant is, nor will be, registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof pursuant to Section 4(2) of the Securities Act and any applicable state securities laws, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 18.

                   (c) DISPOSITION OF HOLDER'S RIGHTS. In no event will the Registered Holder make a disposition of the Warrant or the Common Stock issuable upon exercise of the Warrant in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to the Registered Holder at its request by the staff of the Securities and Exchange Commission (the "SEC") or a ruling shall have been issued to the Registered Holder at its request by the SEC stating that no action shall be recommended by such staff or taken by SEC, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Registered Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

                   (d) FINANCIAL RISK. The Registered Holder has such business and financial experience as is required to give it the capacity to protect its own interests in connection with its investment.

                   (e) ACCREDITED INVESTOR. The Registered Holder is an "accredited investor" as defined by Rule 501 of Regulation D under the Securities Act, as presently in effect.

          19. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. This Warrant has been entered into by the Registered Holder in reliance upon the following representations and covenants of the Company:

                  (a) AUTHORIZATION. The Warrant has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  (b) VALID ISSUANCE. The Warrant Stock is duly authorized and reserved for issuance, and when issued, sold and delivered in accordance with the terms of this Warrant will be duly and validly issued, fully paid and nonassessable.

                  (c) NO CONFLICT. The execution and delivery of this Warrant do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, breach or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or Bylaws of the Company or any material agreement attached as an exhibit to the Company's SEC Documents (as defined in the Purchase Agreement), or any judgment, order, decree, statute, law, ordinance, rule, listing requirement or regulation applicable to the Company, its properties or assets, which conflict, violation, default or right would have a material adverse effect on the business, properties, prospects, financial condition or operations of the Company.

          20. COUNTERPARTS. This Warrant may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Common Stock Warrant as of the date first above written.


                                     PERSISTENCE SOFTWARE, INC.


                                     By  /S/ CHRISTOPHER T. KEENE
                                         ---------------------------------------

                                     Name: PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                           -------------------------------------
                                                    (print)
                                     Title:

                                     Address: Persistence Software Inc.
                                              1720 S. Amphlett Blvd, 3rd Floor
                                              San Mateo, CA 94402
                                              Attention: Chief Financial Officer

                                     Fax Number: (650) 341-8432


AGREED TO AND ACCEPTED BY:

BRIAN G. SWIFT AND SUZANNE B. SWIFT,
TTEES UTD 3/13/91 FBO
BRIAN AND SUZANNE SWIFT 1991 LIVING TRUST

/S/ BRIAN G. SWIFT
----------------------------------------
BRIAN G. SWIFT


/S/ SUZANNE B. SWIFT
----------------------------------------
SUZANNE B. SWIFT


Address:

Fax Number:



                     SIGNATURE PAGE TO COMMON STOCK WARRANT

                                    EXHIBIT A

                             PURCHASE/EXERCISE FORM
                             ----------------------


To: Persistence Software, Inc.                                  Dated:

         The undersigned, pursuant to the provisions set forth in the attached Warrant No. ((Warrant_no)), hereby irrevocably elects (a) to purchase _____ shares of the Common Stock covered by such Warrant and herewith makes payment of $ _________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) to exercise such Warrant for _______ shares purchasable under the Warrant pursuant to the "net issue exercise" provisions of Section 2(a)(ii) of such Warrant.

         The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 18 of the Warrant and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant.

                                    Signature:  ________________________________

                                    Name (print):  _____________________________

                                    Title (if applic.):  _______________________

                                    Company (if applic.):  _____________________

                                    EXHIBIT B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

    NAME OF ASSIGNEE           ADDRESS/FAX NUMBER           NO. OF SHARES
    ----------------           ------------------           -------------






Dated:                               Signature:
       -----------------------                  --------------------------------

                                                --------------------------------

                                     Witness:
                                                --------------------------------